UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 13, 2014

Liberty Global plc
(Exact Name of Registrant as Specified in Charter)

England and Wales	001-35961	98-1112770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

38 Hans Crescent, London, England
SW1X 0LZ
(Address of Principal Executive Office)

+44.20.7190.6449 or 303.220.6600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Liberty Global plc (Liberty Global) is in the process of reorganizing its credit pools. VTR GlobalCom, SpA and VTR Wireless, SpA, which operate Liberty Global’s broadband and wireless businesses in Chile and are each 80% owned by Liberty Global, will be placed in a separate credit pool with their parent, VTR Finance B.V. (VTR Parent), an indirect wholly-owned subsidiary of Liberty Global. VTR GlobalCom will no longer be a part of the UPC Holding B.V. (UPC) credit pool.
In connection with the reorganization, the outstanding indebtedness under facilities R, S and AE of the UPC credit facility will be repaid, which may be funded in part with proceeds of an offering (the Notes Offering) by VTR Parent of two series of senior secured notes due 2022 and 2024 in the aggregate principal amount of $1.4 billion (collectively, the Notes). The Notes Offering, which is expected to commence on January 13, 2014, is being conducted pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended (the Securities Act).
Liberty Global is disclosing in the offering memorandum for the Notes Offering that it is exploring opportunities with respect to its Latin American operations including a possible spin-off of those operations to Liberty Global’s shareholders. In addition to VTR Parent and Liberty Global’s 80% interest in each of VTR GlobalCom and VTR Wireless, Liberty Global’s Latin American operations include its 60% interest in Liberty Cablevision of Puerto Rico LLC. Liberty Global’s evaluation of such opportunities is at a preliminary stage, and any alternative pursued will be subject to approval by Liberty Global’s board of directors. Liberty Global is unable to predict the timing or terms of any spin-off or other transaction that might be pursued, or whether such a transaction will eventually occur.
The offering of the Notes will not be registered under the Securities Act or any state securities laws and unless so registered may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws. The private offering will only be made to “Qualified Institutional Buyers,” as that term is defined in the Securities Act, and to non-U.S. persons outside the United States in compliance with Regulation S under the Securities Act. This Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy the Notes.
This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Notes Offering and potential opportunities with respect to Liberty Global’s Latin American operations and other information and statements that are not historical fact. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements and speak only as of the date of this Form 8-K. Liberty Global expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward looking statement contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GLOBAL PLC

By:	/s/ RANDY L. LAZZELL
Randy L. Lazzell
Vice President

Date: January 13, 2014

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